SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 13, 2002

                           SIMON PROPERTY GROUP, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                       001-14469                      046268599
---------------                 -------------                   -----------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                   Number)                   Identification No.)
incorporation)

             115 West Washington Street, Indianapolis, Indiana 46204
             -------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (317) 636-1600
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
             (Former name or address, if changed since last report)


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Item 5.  Other Events.
         ------------

     On November 13, 2002, Simon Property Group, Inc. (the "Company") announced that it had sent a letter to the Board of Directors of Taubman Centers, Inc., a Michigan corporation ("Taubman"), proposing to acquire the outstanding shares of common stock of Taubman for $17.50 per share in cash. A copy of the press release is attached as an exhibit hereto and is incorporated by reference herein.

     On November 13, 2002, the Company made available certain materials related to the proposed offer to Taubman on its website, located under the corporate information tab at www.shopsimon.com. A copy of those materials is attached as an exhibit hereto and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a) Financial statements of businesses acquired.

                  Not applicable.

         (b) Pro forma financial information.

                  Not applicable.

         (c)  Exhibits.

                  99.1     Press Release, dated November 13, 2002.

                  99.2 Materials Regarding Proposed Offer, dated November 13, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  SIMON PROPERTY GROUP, INC.


Date:  November 13, 2002


                                                  By:  /s/ James M. Barkley
                                                     -----------------------
                                                     Name:  James M. Barkley
                                                     Title: Secretary

                                  EXHIBIT INDEX

         Exhibit           Description
         -------           -----------

         99.1              Press Release, dated November 13, 2002.

         99.2              Materials Regarding Proposed Offer, dated November
                           13, 2002.